DEVCAP TRUST
                            DEVCAP SHARED RETURN FUND


    SUPPLEMENT DATED NOVEMBER 26, 2001 TO PROSPECTUS DATED NOVEMBER 28, 2000



         This is a supplement to the Prospectus dated November 28, 2000 for the DEVCAP Shared Return Fund (the "Fund"), a series of the DEVCAP Trust (the "Trust").

         At a Special Meeting of Shareholders held on November 26, 2001, the Fund's shareholders voted to approve a Distribution and Service Plan for the Fund pursuant to which the Fund shall pay distribution and service fees on an annual basis of 0.25% of the average daily net assets of the Fund for its then-current fiscal year. The distribution and service fee will be paid by the Fund as compensation for costs and expenses incurred in connection with the distribution and sales of the Fund's shares and the provision of services to shareholders either to (i) the Fund's distributor, CBIS Financial Services, Inc. ("CBIS") or (ii) such other underwriters, dealers, brokers, banks and other selling or servicing entities and sales, marketing and servicing personnel of any of them which have entered into agreements with CBIS or the Fund for the marketing and sale of shares or the provision of shareholder or administrative services (collectively, including CBIS, the "Qualified Recipients").

         The Distribution and Service Plan will permit the payment for advertising expenses and the expenses of printing (excluding typesetting) and distributing prospectuses and reports used for sales purposes, expenses of preparing and printing sales literature; expenses of sales employees or agents of the Qualified Recipients, including salary, commissions, travel and related expenses; and other distribution-related expenses.

         The Distribution and Service Plan will become effective on November 28, 2001.



                                                               November 26, 2001